SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 14, 2000

               (Date of earliest event reported October 26, 2000)


                              KEEBLER FOODS COMPANY

             (Exact name of registrant as specified in its charter)



           DELAWARE                  001-13705                 36-3839556
----------------------------   ----------------------   ------------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


                   677 LARCH AVENUE, ELMHURST, ILLINOIS 60126
                    (Address of principal executive offices)


                                 (630) 833-2900
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)

         ITEM 5.    OTHER EVENTS.

         On October 26, 2000, Flowers Industries, Inc. ("Flowers") issued a press release announcing that Flowers, Kellogg Company ("Kellogg") and Keebler Foods Company ("Keebler") had entered into certain agreements which provide for Kellogg to acquire Keebler through cash mergers with each of Keebler and Flowers, the majority stock holder of Keebler. These agreements include (1) an agreement and plan of restructuring and merger dated as of October 26, 2000 between Kellogg and Flowers pursuant to which Kansas Merger Subsidiary, Inc., a newly formed wholly owned subsidiary of Kellogg, will be merged with and into Flowers (the "Flowers Merger Agreement") and (2) an agreement and plan of merger dated as of October 26, 2000 between Kellogg and Keebler pursuant to which FK Acquisition Corp., a newly formed wholly owned subsidiary of Flowers, will be merged with and into Keebler (the "Keebler Merger Agreement") and (3) a voting agreement dated as of October 26, 2000 between Kellogg and Flowers (the "Voting Agreement" and collectively with the Flowers Merger Agreement and the Keebler Merger Agreement, the "Agreements") whereby Flowers executed a written consent to vote its shares of Keebler common stock in favor of the Keebler Merger Agreement and against any competing business combination and to grant an irrevocable proxy to Kellogg in support of its agreements in the Voting Agreement.

         The Agreements and the press release announcing the entering into of the Agreements are attached hereto as exhibits and are incorporated herein by reference. The foregoing descriptions of the Agreements are qualified in their entirety by reference to the attached exhibits.

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

         ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)        Financial Statements:  Not Applicable

         (b)        Pro Forma Statements:  Not Applicable

         (c)        Exhibits:

    EXHIBIT NO.                            DOCUMENT

        2.1 Agreement and Plan of Merger, dated as of October 26, 2000, by and among the Company, Kellogg Company and FK Acquisition Corp.

       99.1 Voting Agreement, dated as of October 26, 2000, by and between Flowers Industries, Inc. and Kellogg Company.

       99.2 Agreement and Plan of Restructuring and Merger dated October 26, 2000 by and among Flowers Industries, Inc., Kellogg Company and Kansas Merger Subsidiary, Inc.

       99.3 Text of Press Release, dated as of October 26, 2000, issued by Flowers Industries, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 14, 2000          KEEBLER FOODS COMPANY



                                  By:  /s/ Thomas E. O'Neill
                                  ----------------------------------------------
                                  Name:    Thomas E. O'Neill
                                  Title:   Senior Vice President, Secretary and
                                           General Counsel

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

                                  EXHIBIT INDEX

    EXHIBIT NO.                            DOCUMENT

        2.1 Agreement and Plan of Merger, dated as of October 26, 2000, by and among the Company, Kellogg Company and FK Acquisition Corp.

       99.1 Voting Agreement, dated as of October 26, 2000, by and between Flowers Industries, Inc. and Kellogg Company.

       99.2 Agreement and Plan of Restructuring and Merger dated October 26, 2000 by and among Flowers, Kellogg and Kansas Merger Subsidiary, Inc.

       99.3 Text of Press Release, dated as of October 26, 2000, issued by Flowers Industries, Inc.


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